UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)               December 8, 2011
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                         801 Lakeview Drive, Suite 100
                         Blue Bell, Pennsylvania  19422
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On December 8, 2011, the Board of Directors of Unisys Corporation elected Nathanial A. Davis as a director of Unisys Corporation and named him to the Nominating and Corporate Governance Committee of the Board. There are no arrangements or understandings between Mr. Davis and any other person pursuant to which Mr. Davis was elected a director. The company is not aware of any transactions with Mr. Davis that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Davis will participate in the standard non-employee director compensation arrangements described under the heading "Compensation of Directors" in the company's 2011 proxy statement, which was filed with the SEC on March 16, 2011. Mr. Davis has not yet been granted any restricted stock units in connection with his election as a director.

A press release announcing Mr. Davis' election to the Board is attached as
Exhibit 99.


Item 9.01.  Financial Statements and Exhibits

(d)  The following Exhibit is filed herewith:

Exhibit 99 Press Release dated December 8, 2011 announcing the election of Nathaniel A. Davis


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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: December 9, 2011                      By: /s/ Nancy Straus Sundheim
                                                    ---------------------
                                                    Nancy Straus Sundheim
                                                    Senior Vice President,
                                                    General Counsel and
                                                    Secretary




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                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

99 Press Release dated December 8, 2011 announcing the election of Nathaniel A. Davis